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                                                                  Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-KSB, into the Company's previously filed Registration Statement File Nos. 333-14757 and 333-60717.

                                              /s/ Arthur Andersen LLP

Boston, Massachusetts
February 28, 2000